UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2008

ARROW ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

NEW YORK	1-4482	11-1806155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2008, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of April 21, 2008, by and between the Company and Andrew S. Bryant. The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01.     OTHER EVENTS

On April 17, 2008 the Company issued a press release announcing that Andrew S. Bryant has been appointed President of the Company’s Enterprise Computing Solutions business, effective April 21, 2008. The full text of the press release, a copy of which is filed herewith as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.  The following exhibits are filed with this document.

Exhibit Number	Description
10.1	Agreement dated as of April 21, 2008 by and between the Company and Andrew S. Bryant.

99.1	Press Release issued by Arrow Electronics, Inc. dated April 17, 2008.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement dated as of April 21, 2008 by and between the Company and Andrew S. Bryant.

99.1	Press Release issued by Arrow Electronics, Inc. dated April 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	April 17, 2008	By:	/s/ Peter S. Brown
			Name:	Peter S. Brown
			Title:	Senior Vice President